ROCKHAVEN ASSET MANAGEMENT
THE RISK MANAGERS

THE ROCKHAVEN FUND

THE ROCKHAVEN PREMIER
DIVIDEND FUND

[LOGO]

SEMI-ANNUAL REPORT
For the period ended March 31, 1999

Dear Investor:

Thank you for your support of Rockhaven. We realize that you have literally thousands of mutual funds from which to choose to invest your hard-earned savings. We appreciate the confidence you have shown in us by becoming fellow shareholders (all of the Rockhaven employees have a significant portion of their net worth invested in the Funds), and we will continue to work hard to justify your confidence.

In 1980, John Travolta and Debra Winger brought bull riding from the ranches and rodeos of the West to bars all over America with their hit movie URBAN COWBOY. The star of the movie was the mechanical bull, which took on a life of its own. The bull would start out slowly, giving everyone the impression that it was easy to ride, thereby encouraging mass participation. But as time went on, the bull would go faster and buck more erratically, throwing more and more riders to the ground (some with broken arms and dislocated shoulders). Finally, only a few elite (crazy) riders would be left to challenge each other. The bull, unperturbed, would just crank it up another notch or two until all the "cowboys" had been thrown. (Sadly, the bulls quickly disappeared from the bars since "urban cowboys" were much more litigious than their rural brethren).

The stock market's current bull ride is very reminiscent of its mechanical cousin. Some would even say that in the early 1980's, as the mechanical bull was forced out of the bars, he simply migrated to Wall Street to begin his long running show. The bull started out slow and easy, allowing nearly everyone to jump on and enjoy the ride. In 1987, he lurched quickly to the downside throwing a lot of riders to the ground, and again in 1990, as more riders fell to the wayside.

As the decade of the 1990s progressed, the bull just kept taking it up one notch at a time, until finally, only a few riders remain. There has never been a similar period when so few riders (stocks) have enjoyed so much. But remember, it's always the bull that wins, not the riders.

This market just keeps getting narrower and narrower. In the first quarter, 66% of the stocks in the S&P 500 underperformed the index's 5% return, and 55% of the stocks actually had negative returns. Just five elite riders accounted for half of the index's return, and mighty Microsoft alone accounted for 20% of the index's performance.

The bull is moving fast and erratically, and eventually, he will be standing alone, with broken and bruised riders lying at his feet.

REVIEW OF MARKET BAROMETERS

* EARNINGS - We continue to experience "profitless prosperity". In the fourth quarter, real GDP rose 6.1%, but S&P 500 earnings fell 4.4%. The U.S. economy has grown at a booming 8.3% over the last two years, the best two-year performance since 1985. Nevertheless, S&P 500 earnings have actually fallen from $38.73 to $37.70, or 2.7%. Why? Well, as we learned in Economics 101, GDP equals National Income, and its two biggest components are Corporate Profits and Wages & Salaries. What is happening now is that in a disinflationary global economy, with no pricing power, and a shrinking work force, Wages & Salaries are rising and corporations can't pass the increased costs onto consumers. Therefore, Corporate Profits are being squeezed.

* INTEREST RATES - There has been a slight steepening of the yield curve as a result of a production agreement amongst OPEC nations and the onset of the Serbian War. However, the long-term secular decline in global inflation is still in tact, even though the case for lower rates (at least in the near term) has been weakened.

* LIQUIDITY - Over the past 15 years, the Federal Reserve has been printing money at nearly twice the rate of growth in the economy. And since 1995, that rate of growth has exploded from 6% annually to an 11% rate, which is the fastest sustained growth rate for money since the Fed was trying to re-inflate the economy out of the recession in the early 1980s. The Fed is starting to show some signs of concern that they may have provided too much liquidity to this market. Yet, the Fed shows no current signs of tightening, but we don't expect the floodgates to remain open much longer.

Overall, we believe investors should continue to focus on LARGE-CAP, HIGH QUALITY, GROWTH companies. There have been some signs of life in the large-cap value sector, especially among energy and consumer cyclicals, but it has the feel of a temporary rally. Due to the extreme narrowness and excessive valuations in this market, investors should remain very defensive.

PERFORMANCE

The Rockhaven Fund did very well in the six months ending March 31, 1999, with a gain of 19.98%. This compares favorably to the S&P BARRA Value Index, which was up 20.76% for the same period, and the S&P 500 Index, which was up 27.34%.

The S&P 500's performance continues to be dominated by just a handful of mega large-cap growth stocks. In the first quarter of 1999, just FIVE stocks accounted for half of the S&P 500's performance, and 18 stocks accounted for 100% of the performance. In other words, the remaining 482 stocks cancelled each other out, for a net zero additional return.

The argument then becomes, at what price should we be willing to pay for these great companies? The S&P 500 is now trading at a record price-to-earnings ratio of 31.9 times trailing earnings. The largest 10 stocks trade at a significantly higher P/E of 43.9 times. The largest stock, Microsoft, at 4.3% of the index, trades at a lofty P/E of 70 times.

In this bull market, the biggest mistake of most investors has been to sell great companies because of valuation and reinvest the proceeds into not so great companies that are more reasonably valued. This is also the biggest reason investors continue to under-perform the S&P 500. The S&P 500 lets it winners run with no regard to valuation.

In the Rockhaven Fund, because we have been listening to the market we have focused on large-cap, high-quality, growth companies. Due to our inherent income and value biases, however, we have slightly underperformed the growth dominated S&P 500.

The Rockhaven Premier Dividend Fund had a stellar six months ending March 31, 1999, with a gain of 27.94%. This compares very favorably to the Merrill Lynch All-Convertible Index, which was up 19.98%.

The Merrill Lynch All-Convertible Index was up 5.46% in the first quarter and its performance was even more narrow than that of the S&P 500. The top five out of 499 converts accounted for 100% of the index's performance, with the America Online 4% of 11/15/02 accounting for an incredible 46.5% of the index's return.

As usual,  convertibles  behaved like their  underlying  common  stocks with the
large-cap,  high-quality,   growth-oriented  converts  outperforming  small-cap,
low-quality value. Also, like the S&P 500, technology was the place to be.

The Rockhaven Premier Dividend Fund's emphasis on large-cap, higher quality, more equity-sensitive convertibles served the Fund exceptionally well during this period.

In summary, both the Rockhaven Fund and the Premier Dividend Fund will STRIVE to offer investors solid participation in their respective benchmarks with less risk and more income. In the last six months I think we did a pretty good job of that, and we look forward to the remainder of the millennium.

Thanks for your support,

/s/ Christopher Wiles
------------------------
Christopher Wiles


Description of Indices mentioned in shareholder letter:

The Standard & Poor's BARRA Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. It is designed so that approximately 50% of the SPX market capitalization is in the Value Index. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Merrill Lynch All-Convertible Index includes U.S. dollar-denominated convertibles of $50 million or more in size, and incorporates both traditional and mandatory conversion structure. These indices are not available for investment and do not incur charges or expenses. Advisor Rockhaven Asset Management, LLC 100 First Avenue, Suite 850 Pittsburgh, PA 15222 www.rockhaven.com

                               THE ROCKHAVEN FUND

                               THE ROCKHAVEN FUND

          Comparison of the change in value of a $10,000 investment in The Rockhaven Fund versus the S&P 500 Composite Stock Price Index and the S&P 500 BARRA Value Fund Index

Average Annual Total Return Period Ended March 31, 1999:
1 Year.................................14.55%
Since Inception (11-3-97)..............19.08%

                     S&P 500 Barra Value Index   S&P Barra Raw
                     -------------------------   -------------
    11/3/1997                 10,000                 10,000
   11/30/1997                 10,175                 10,108
   12/31/1997                 10,335                 10,317
    1/31/1998                 10,440                 10,179
    2/28/1998                 11,175                 10,917
    3/31/1998                 11,666                 11,430
    4/30/1998                 11,840                 11,578
    5/29/1998                 11,617                 11,386
    6/30/1998                 12,075                 11,459
    7/31/1998                 11,935                 11,196
    8/31/1998                 10,195                  9,377
    9/30/1998                 10,831                  9,928
     10/31/98                 11,701                 10,691
     11/30/98                 12,392                 11,226
     12/31/98                 13,091                 11,604
      1/31/99                 13,628                 11,824
      2/28/99                 13,188                 11,546
      3/31/99                 13,700                 11,880

Past performance does not predict future performance.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P BARRA Value Index is an unmanaged capitalization weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

                      THE ROCKHAVEN PREMIER DIVIDEND FUND

                       The Rockhaven Premier Dividend Fund
 Comparison of the change in value of a $10,000 investment in The Rockhaven
     Premier Dividend Fund versus the Merrill Lynch All-Convertible Index.

Average Annual Total Return Period Ended March 31, 1999:
1 Year..................................2.96%
Since Inception (11-3-97)..............12.54%

                    Merrill Lynch
                All-Convertible Index
                ---------------------
11/3/1997               10,000
11/30/1997              10,004
12/31/1997              10,102
1/31/1998               10,128
2/28/1998               10,582
3/31/1998               10,971
4/30/1998               11,040
5/29/1998               10,796
6/30/1998               10,887
7/31/1998               10,714
8/31/1998                9,483
9/30/1998                9,672
10/31/98                 9,922
11/30/98                10,396
12/31/98                11,004
1/31/99                 11,547
2/28/99                 11,143
3/31/99                 11,605

Past performance does not predict future performance.

The Valuation calculation for the Merrill Lynch All-Convertible Index is for the period November 1, 1997 through March 31, 1999.

The  Merrill  Lynch  All-Convertible  Index  includes  U.S.   dollar-denominated
convertibles of $50 million or more in size, and incorporates both traditional and mandatory conversion structures.

                               THE ROCKHAVEN FUND

SCHEDULE OF INVESTMENTS at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                  COMMON STOCKS &
      Shares      CONVERTIBLE SECURITIES: 98.11%                    Market Value
--------------------------------------------------------------------------------
                  AEROSPACE: 1.67%
      1,400       Lockheed Martin Corporation...................    $    52,763
                                                                    -----------

                  BASIC MATERIALS: 2.95%
        800       E.I du Pont de Nemours and Company............         46,450
      1,000       Monsanto Company, CONV PRD 6.5%...............         46,500
                                                                    -----------
                                                                         92,950
                                                                    -----------
                  CAPITAL GOODS/DIVERSIFIED: 6.07%
        900       Emerson Electric Co...........................         47,644
        800       General Electric Company......................         88,500
      2,200       Ingersoll-Rand Co., CONV PFD 6.75%............         55,550
                                                                    -----------
                                                                        191,694
                                                                    -----------
                  CONSUMER CYCLICAL: 2.90%
        750       Ford Motor Company............................         42,563
      1,200       Mattel, Inc...................................         29,850
        700       Tribune Company, CONV PFD 6.25%...............         19,250
                                                                    -----------
                                                                         91,663
                                                                    -----------
                  ENERGY: 5.79%
        328       BP Amoco PLC ADR..............................         33,108
        700       Mobil Corporation.............................         61,600
      1,100       Shell Transport and Trading ADR...............         44,687
      1,100       The Williams Companies, Inc...................         43,450
                                                                    -----------
                                                                        182,845
                                                                    -----------
                  FINANCE: 16.51%
      1,100       Citigroup Inc.................................         70,262
      1,000       Federal National Mortgage Association.........         69,250
        500       J.P. Morgan & Co. Incorporated................         61,687
      3,100       Lincoln National Corporation,
                   CONV PFD 7.75%...............................         82,150
        800       Natbank/Jefferson-Pilot Corporation,
                   CONV PFD 7.25%...............................         93,600

                               THE ROCKHAVEN FUND

SCHEDULE OF INVESTMENTS at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------
                  FINANCE, CONTINUED
      2,600       National Australia Bank Limited,
                   CONV PRD 7.875%..............................    $    81,412
      1,100       Wilmington Trust Corporation..................         62,803
                                                                    -----------
                                                                        521,164
                                                                    -----------
                  HEALTH CARE: 12.63%
      1,100       American Home Products Corporation............         71,775
        950       Bausch & Lomb Incorporated....................         61,750
        700       Baxter International Inc......................         46,200
      1,400       Bristol-Myers Squibb Company..................         90,037
        775       Johnson & Johnson.............................         72,608
        900       Pharmacia & Upjohn, Inc.......................         56,138
                                                                    -----------
                                                                        398,508
                                                                    -----------
                  RETAILING: 6.64%
     85,000       Costco Companies, Inc.,
                   CONV BOND 0%.................................         91,375
      1,700       Dollar General Corporation,
                   CONV PFD 8.5%................................         71,719
     45,000       Rite Aid Corporation,
                    CONV BOND 5.25%.............................         46,350
                                                                    -----------
                                                                        209,444
                                                                    -----------
                  SERVICES: 5.39%
      1,300       McDonald's Corporation........................         58,906
      2,100       Sysco Corporation.............................         55,256
      1,800       The Walt Disney Company.......................         56,025
                                                                    -----------
                                                                        170,187
                                                                    -----------
                  STAPLES: 7.37%
        900       H.J. Heinz Company............................         42,638
      1,100       Hershey Foods Corporation.....................         61,600
      1,100       McCormick & Company, Incorporated.............         31,866
      1,350       Philip Morris Companies Inc...................         47,503
        800       The Coca-Cola Company.........................         49,100
                                                                    -----------
                                                                        232,707
                                                                    -----------

                               THE ROCKHAVEN FUND

SCHEDULE OF INVESTMENTS at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------
                  TECHNOLOGY: 19.83%
      1,350       Electronic Data Systems Corporation...........    $    65,728
     20,000       EMC Corporation., CONV BOND 3.25%.............        114,150
        950       Hewlett-Packard Company.......................         64,422
        300       Intel Corporation.............................         35,662
        300       International Business Machines...............         53,175
     15,000       Level One Communications, Incorporated
                   CONV BOND 4%.................................         29,700
        800       MediaOne Group, Inc.,
                   CONV PFD 6.25%...............................         66,200
        900       Motorola, Inc.................................         65,925
      1,050       Pitney Bowes Inc..............................         66,938
      1,200       Xerox Corporation.............................         64,050
                                                                    -----------
                                                                        625,950
                                                                    -----------
                  TRANSPORTATION: 0.79%
        500       Union Pacific Corporportion,
                   CONV PFD 6.25%...............................         25,062
                                                                    -----------
                  UTILITIES: 2.88%
      1,800       NIPSCO Industries, Inc.,
                   CONV PFD 7.75%...............................         90,900
                                                                    -----------
                  UTILITY: 6.67%
      1,400       Ameritech Corporation.........................         81,025
      1,800       BCE Inc.......................................         79,763
        900       U S WEST, Inc.................................         49,556
                                                                    -----------
                                                                        210,344
                                                                    -----------
                  Total Common Stocks &
                     Convertible Securities (cost $2,761,191)...      3,096,181
                                                                    -----------

                               THE ROCKHAVEN FUND

--------------------------------------------------------------------------------
                                                                    Market Value
--------------------------------------------------------------------------------
Principal Amount  SHORT-TERM INVESTMENTS: 1.26%
--------------------------------------------------------------------------------
    $39,858       Star Treasury Fund,
                     4.99% (cost $39,858).......................         39,858
                                                                    -----------
                  Total Investments in Securities
                   (cost $2,801,050): 99.37%....................    $ 3,136,039
                  Other Assets less Liabilities: 0.63%..........         19,786
                                                                    -----------
                  Total Net Assets: 100.0% .....................    $ 3,155,825
                                                                    ===========

+At March 31, 1999, the cost of securities for Federal income tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

      Gross unrealized appreciation.................................. $ 412,582
      Gross unrealized depreciation..................................   (77,592)
                                                                      ---------
          Net unrealized appreciation................................ $ 334,990
                                                                      =========

See accompanying Notes to Financial Statements.

                               THE ROCKHAVEN FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value
      (identified cost $2,801,049) ................................ $ 3,136,039
   Receivables:
      Due from Advisor ............................................       6,625
      Dividends and interest ......................................       6,102
   Prepaid expenses ...............................................      20,587
                                                                    -----------
         Total assets .............................................   3,169,353
                                                                    -----------

LIABILITIES
   Payables:
      Due to administrator ........................................       2,548
      Dividends ...................................................         235
      Fund shares repurchased .....................................          12
   Accrued expenses ...............................................      10,733
                                                                    -----------
         Total liabilities ........................................      13,528
                                                                    -----------

NET ASSETS ........................................................ $ 3,155,825
                                                                    ===========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE [$3,155,825/273,096 shares
  outstanding; unlimited number of shares
  (par value $.01) authorized] .................................... $     11.56
                                                                    ===========

COMPONENTS OF NET ASSETS
   Paid-in capital ................................................ $ 2,901,467
   Dividends in excess of net investment income ...................      (4,234)
   Accumulated net realized loss on investments ...................     (76,398)
   Net unrealized appreciation on investments .....................     334,990
                                                                    -----------
      Net assets .................................................. $ 3,155,825
                                                                    ===========

See accompanying Notes to Financial Statements.

                               THE ROCKHAVEN FUND

STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ..................................................    $  38,788
      Interest ...................................................        1,764
                                                                      ---------
         Total income ............................................       40,552
                                                                      ---------

   Expenses
      Administration fees (Note 3) ...............................       14,959
      Advisory fees (Note 3) .....................................       10,837
      Professional fees ..........................................        8,976
      Fund accounting fee ........................................        8,204
      Transfer agent fees ........................................        7,480
      Registration fees ..........................................        5,056
      Distribution expense (Note 4) ..............................        3,612
      Custodian ..................................................        3,591
      Other ......................................................        2,882
      Reports to shareholders ....................................        2,493
      Trustees' fees .............................................        2,028
                                                                      ---------
         Total expenses ..........................................       70,118
         Less, advisory fee waiver and absorption ................      (48,443)
                                                                      ---------
         Net expenses ............................................       21,675
                                                                      ---------
            Net investment income ................................       18,877
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ...............       40,437
      Net change in unrealized appreciation
        on investments ...........................................      443,952
                                                                      ---------
         Net realized and unrealized gain
           on investments ........................................      484,389
                                                                      ---------
            Net Increase in Net Assets Resulting
              from Operations ....................................    $ 503,266
                                                                      =========

See accompanying Notes to Financial Statements.

                               THE ROCKHAVEN FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                               Six Months      November 3, 1997
                                                  Ended             through
                                             March 31, 1999#  September 30, 1998
                                             ---------------  ------------------

NET INCREASE IN ASSETS FROM
OPERATIONS
Net investment income.......................      $ 18,877           $ 22,715
Net realized loss from security
   transactions.............................        40,437           (116,835)
Net change in unrealized depreciation
   of securities............................       443,952           (108,962)
                                                ----------         ----------
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...........       503,266           (203,082)

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS
Net investment income.......................       (24,107)           (21,719)
                                                ----------         ----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
   net change in outstanding shares (a).....       685,359          2,216,108
                                                ----------         ----------
     TOTAL INCREASE IN NET ASSETS ..........     1,164,518          1,991,307

NET ASSETS
Beginning of period.........................     1,991,307                -0-
                                                ----------         ----------
END OF PERIOD ..............................    $3,155,825         $1,991,307
                                                ==========         ==========

(a) A summary of capital share transactions is as follows:

                                  Six Months               November 3, 1997*
                                     Ended                      through
                                March 31, 1999#           September 30, 1998
                            ------------------------    ------------------------
                            Shares   Paid In Capital    Shares   Paid in Capital
                            ------   ---------------    ------   ---------------
Shares sold..............    76,023      $773,453       205,027    $2,215,772
Shares issued in
   reinvestment of
   distributions.........     1,605        18,410         1,483        15,706
Shares redeemed..........    (9,663)     (106,504)       (1,379)      (15,370)
                             ------      --------       -------    ----------
Net increase.............    67,965      $685,359       205,131    $2,216,108
                             ======      ========       =======    ==========

*Commencement of operations.

#Unaudited.

See accompanying Notes to Financial Statements.

                               THE ROCKHAVEN FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
--------------------------------------------------------------------------------
                                               Six Months     November 3, 1997*
                                                  Ended             through
                                             March 31, 1999#  September 30, 1998
                                             ---------------  ------------------

Net asset value, beginning of period...........   $ 9.71          $10.00
                                                  ------          ------

Income from investment operations:
   Net investment income.......................     0.07            0.14
   Net realized and unrealized gain (loss)
        on investments.........................     1.87           (0.29)
                                                  ------          ------
Total from investment operations...............     1.94           (0.15)
                                                  ------          ------

Less distributions:
   From net investment income..................    (0.09)          (0.14)
                                                  ------          ------

Net asset value, end of period.................   $11.56          $ 9.71
                                                  ======          ======

TOTAL RETURN ..................................    19.98%+         (1.61%)+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)..........   $3,156          $1,991

Ratio of expenses to average net assets:
   Before expense reimbursement................     4.84%++         8.51%++
   After expense reimbursement.................     1.50%++         1.49%++

Ratio of net investment income to average
  net assets:
   After expense reimbursement.................     1.30%++         1.82%++

Portfolio turnover rate........................    50.48%          98.13%

*Commencement of operations.

#Unaudited.

+Not annualized.

++Annualized.

See accompanying Notes to Financial Statements.

                       THE ROCKHAVEN PREMIER DIVIDEND FUND

SCHEDULE OF INVESTMENTS at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                  COMMON STOCKS &
      Shares      CONVERTIBLE SECURITIES: 97.53%                    Market Value
--------------------------------------------------------------------------------
                  AEROSPACE: 2.74%
      3,500       Lockheed Martin Corporation...................    $   131,906
                                                                    -----------

                  BASIC MATERIALS: 5.85%
      2,850       Monsanto Company, CONV PFD 6.5%...............        132,525
      3,000       Sealed Air Corporation,
                     CONV PFD $2.00.............................        148,500
                                                                    -----------
                                                                        281,025
                                                                    -----------
                  CAPITAL GOODS / DIVERSIFIED: 3.77%
      4,900       Ingersoll-Rand Company,
                  CONV PFD 6.75%................................        123,725
      1,600       Laidlaw One, Inc. / US Filter
                   Corporation, CONV PFD........................         57,600
                                                                    -----------
                                                                        181,325
                                                                    -----------
                  Consumer Cyclical: 11.73%
    130,000       Costco Companies, Inc.,
                   CONV BOND PFD 0%.............................        139,750
      3,200       Dollar General, CONV PFD 8.5%.................        135,000
      1,250       Ford Motor Company............................         70,937
      6,500       Mattel, Inc., CONV PFD .4125..................         68,250
     40,000       The Home Depot, Inc.,
                   CONV BOND 3.25%..............................        111,100
      1,400       Tribune Company, CONV PFD 6.25%...............         38,500
                                                                    -----------
                                                                        563,537
                                                                    -----------
                  ENERGY: 4.79%
      1,300       Diamond Offshore Drilling, Inc................         41,113
     30,000       Diamond Offshore Drilling, Inc.,
                   CONV BOND 3.75%..............................         31,163
      1,650       Shell Transport and Trading ADR...............         67,031
      2,300       The Williams Companies, Inc...................         90,850
                                                                    -----------
                                                                        230,157
                                                                    -----------
                  FINANCE: 8.35%
      1,400       Citigroup Inc.................................         89,425

                       THE ROCKHAVEN PREMIER DIVIDEND FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------
                  FINANCE, CONTINUED
      4,360       Lincoln National Corporation,
                     CONV PFD 7.75%.............................    $   115,540
        850       Natbank / Jefferson-Pilot Corporation,
                   CONV PFD 7.25%...............................         99,450
      3,100       National Australia Bank Limited,
                   CONV PFD 7.875%..............................         97,069
                                                                    -----------
                                                                        401,484
                                                                    -----------
                  SERVICES: 17.20%
     90,000       Clear Channel Communications, Inc.,
                   CONV BOND 2.625%.............................        111,038
      1,250       Houston Industries Incorporated,
                   CONV PFD 7%..................................        150,625
        800       MediaOne Group, Inc.,
                   CONV PFD 4.5%................................        102,850
     65,000       Omnicom Group, Inc.,
                   CONV BOND 4.25%..............................        167,538
      3,100       The Readers Digest Association, Inc.
                   Traces, CONV PFD 8.25%.......................         93,387
      2,400       The Walt Disney Company.......................         74,700
      2,100       Wendy's International Inc.,
                     CONV PFD 5%................................        126,525
                                                                    -----------
                                                                        826,663
                                                                    -----------
                  STAPLES: 10.27%
     90,000       Athena Neurosciences, Inc.,
                   CONV BOND 4.75%..............................        110,025
      1,000       McKesson Financing Trust,
                   CONV PFD 5%..................................         91,000
      1,900       Newell Financial Trust I,
                   CONV PFD 5.25%...............................        104,975
      2,700       Philip Morris Companies Inc...................         95,006
     90,000       Rite Aid Corp., CONV BOND 5.25%...............         92,700
                                                                    -----------
                                                                        493,706
                                                                    -----------

                       THE ROCKHAVEN PREMIER DIVIDEND FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------
                  TECHNOLOGY: 17.12%
     30,000       EMC Corporation, CONV BOND 3.25%..............    $   171,225
    190,000       Hewett-Packard Company,
                   CONV BOND 0%.................................        106,400
      1,800       Ingram Micro Inc.*............................         41,063
    240,000       Ingram Micro Inc., CONV BOND 0%...............         74,700
     55,000       Level One Communications, Incorporated,
                   CONV BOND 4%.................................        108,900
      2,500       Pitney Bowes, Inc.............................        159,375
        900       Xerox Corporation.............................         48,038
    190,000       Xerox Corporation,
                   CONV BOND 0.57%..............................        113,762
                                                                    -----------
                                                                        823,463
                                                                    -----------
                  TELECOMMUNICATIONS: 10.46%
      1,850       MediaOne Group, Inc.,
                   CONV PFD 6.25%...............................        153,087
    180,000       Motorola, Inc., CONV BOND 0%*.................        153,675
      2,150       QUALCOMM Financial Trust 1,
                   CONV PFD 5.75%...............................        195,381
                                                                    -----------
                                                                        502,143
                                                                    -----------
                  TRANSPORTATION: 1.77%
      1,700       Union Pacific Corporation,
                   CONV PFD 6.25%...............................         85,212
                                                                    -----------
                  UTILITIES: 3.47%
      3,300       NIPSCO Industries, Inc.,
                   CONV PFD 7.75%...............................        166,650
                                                                    -----------
                  Total Common Stocks and Convertible
                  Securities (cost $4,131,111)..................      4,687,271
                                                                    -----------

                       THE ROCKHAVEN PREMIER DIVIDEND FUND

--------------------------------------------------------------------------------
Principal Amount  SHORT-TERM INVESTMENTS: 1.75%
--------------------------------------------------------------------------------
    $83,873       Star Treasury Fund,
                     4.99% (cost $83,873).......................         83,873
                                                                    -----------

                  Total Investments in Securities
                     (cost $4,214,984): 99.28%..................      4,771,144
                  Other Assets less Liabilities: 0.72%..........         34,429
                                                                    -----------
                  TOTAL NET ASSETS: 100.0% .....................    $ 4,805,573
                                                                    ===========

* Non-income producing security.

+At March 31, 1999, the cost of securities for Federal income tax purposes was the same as the basis fro financial reporting. Gross unrealized appreciation and depreciation of securities were as follows:

                    Gross unrealized appreciation.................    $ 669,697
                    Gross unrealized depreciation.................     (113,536)
                                                                      ---------
                        Net unrealized appreciation...............    $ 556,161
                                                                      =========

See accompanying Notes to Financial Statements.

                      THE ROCKHAVEN PREMIER DIVIDEND FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $4,214,983) .............................    $ 4,771,144
   Receivables:
      Due from Advisor .........................................          5,288
      Dividends and interest ...................................         11,099
      Securities sold ..........................................         16,237
   Prepaid expenses ............................................         20,063
                                                                    -----------
         Total assets ..........................................      4,823,831
                                                                    -----------

LIABILITIES
   Payables:
      Due to administrator .....................................          2,548
      Dividends ................................................          1,174
      Fund shares repurchased ..................................             12
      Securities purchased .....................................          3,200
   Accrued expenses ............................................         11,324
                                                                    -----------
         Total liabilities .....................................         18,258
                                                                    -----------

NET ASSETS .....................................................    $ 4,805,573
                                                                    ===========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    [$4,805,573/387,371 shares outstanding; unlimited
    number of shares (par value $.01) authorized] ..............    $     12.41
                                                                    ===========


COMPONENTS OF NET ASSETS
   Paid-in capital .............................................    $ 4,108,616
   Dividends in excess of net investment income ................        (11,625)
   Undistributed net realized gain on investments ..............        152,421
   Net unrealized appreciation on investments ..................        556,161
                                                                    -----------
      Net assets ...............................................    $ 4,805,573
                                                                    ===========

See accompanying Notes to Financial Statements.

                       THE ROCKHAVEN PREMIER DIVIDEND FUND

STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ...............................................       $  51,733
      Interest ................................................           2,452
                                                                      ---------
         Total income .........................................          54,185
                                                                      ---------

   Expenses
      Administration fees (Note 3) ............................          14,959
      Advisory fees (Note 3) ..................................          12,258
      Professional fees .......................................           8,976
      Fund accounting fee .....................................           8,204
      Transfer agent fees .....................................           7,480
      Registration fees .......................................           5,018
      Distribution expense (Note 4) ...........................           4,086
      Custodian ...............................................           3,591
      Other ...................................................           2,876
      Reports to shareholders .................................           2,493
      Trustees' fees ..........................................           2,028
                                                                      ---------
         Total expenses .......................................          71,969
         Less, advisory fee waiver and absorption .............         (47,452)
                                                                      ---------
         Net expenses .........................................          24,517
                                                                      ---------
            Net investment income .............................          29,668
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ............         190,530
      Net change in unrealized appreciation
        on investments ........................................         609,009
                                                                      ---------
         Net realized and unrealized gain
           on investments .....................................         799,539
                                                                      ---------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS .................................       $ 829,207
                                                                      =========

See accompanying Notes to Financial Statements.

                       THE ROCKHAVEN PREMIER DIVIDEND FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                              Six Months      November 3, 1997*
                                                 Ended            through
                                            March 31, 1999#   September 30, 1998
                                            ---------------   ------------------

NET INCREASE IN ASSETS FROM OPERATIONS
Net investment income.......................   $   29,668        $    23,887
Net realized gain (loss) from
   security transactions....................      190,530            (38,109)
Net change in unrealized appreciation
   of securities............................      609,009            (52,848)
                                               ----------        -----------
     Net increase (decrease) in net
       assets resulting from operations ....      829,207            (67,070)

DIVIDENDS AND DISTRIBUTIONS
      TO SHAREHOLDERS
Net investment income.......................      (42,609)           (22,571)
                                               ----------        -----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
   net change in outstanding shares (a).....    2,340,176          1,768,440
                                               ----------        -----------
   TOTAL INCREASE IN NET ASSETS ............    3,126,774          1,678,799

NET ASSETS
Beginning of period.........................    1,678,799                -0-
                                               ----------        -----------
END OF PERIOD ..............................   $4,805,573        $ 1,678,799
                                               ==========        ===========

(a) A summary of capital share transactions is as follows:

                                   Six Months               November 3, 1997*
                                      Ended                      through
                                 March 31, 1999#           September 30, 1998
                            ------------------------    ------------------------
                            Shares   Paid In Capital    Shares   Paid in Capital
                            ------   ---------------    ------   ---------------
Shares sold..............    215,099    $2,326,699      172,304     $1,777,767
Shares issued in
   reinvestment
   of distributions......      3,132        37,410        2,091         21,976
Shares redeemed..........     (2,117)       23,933       (3,138)       (31,303)
                             -------    ----------      -------     ----------
Net increase.............    216,114    $2,340,176      171,257     $1,768,440
                             =======    ==========      =======     ==========

*Commencement of operations.

#Unaudited.

See accompanying Notes to Financial Statements.

                       THE ROCKHAVEN PREMIER DIVIDEND FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
--------------------------------------------------------------------------------
                                               Six Months     November 3, 1997*
                                                  Ended            through
                                             March 31, 1999#  September 30, 1998
                                             ---------------  ------------------

Net asset value, beginning of period...........  $ 9.80            $10.00
Income from investment operations:
   Net investment income.......................    0.08              0.21
   Net realized and unrealized gain (loss)
      on investments...........................    2.65             (0.21)
                                                 ------            ------
Total from investment operations...............    2.73              0.00
                                                 ------            ------

Less distributions:
   From net investment income..................   (0.12)            (0.20)
                                                 ------            ------

Net asset value, end of period.................  $12.41            $ 9.80
                                                 ======            ======

TOTAL RETURN ..................................   27.94%+           (0.10)%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (million)............  $  4.8            $  1.7

Ratio of expenses to average net assets:
   Before expense reimbursement................    4.38%++          11.28%++
   After expense reimbursement.................    1.49%++           1.49%++

Ratio of net investment income to average
  net assets:
   After expense reimbursement.................    1.81%++           2.62%++

Portfolio turnover rate........................   65.94%           147.56%


*Commencement of operations.

#Unaudited.

+Not annualized.

++Annualized.

See accompanying Notes to Financial Statements.

                               THE ROCKHAVEN FUND
                      THE ROCKHAVEN PREMIER DIVIDEND FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Rockhaven Fund and Rockhaven Premier Dividend Fund (the "Funds") are each a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Rockhaven Fund's primary investment objective is obtaining above average current income together with capital appreciation. The Rockhaven Premier Dividend Fund's primary investment objective is obtaining high current income and its secondary objective is seeking capital appreciation. The Funds attempt to achieve their objectives by investing in a diversified portfolio of equity securities. The Funds began operations on November 3, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds:

     A. SECURITY VALUATION: The Funds' investments are carried at fair value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                               THE ROCKHAVEN FUND
                      THE ROCKHAVEN PREMIER DIVIDEND FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period ended March 31, 1999, Rockhaven Asset Management, LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the period ended March 31, 1999, The Rockhaven Fund and The Rockhaven Premier Dividend Fund incurred $10,837 and $12,258, respectively, in Advisory Fees.

     The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by each Fund and to pay each Fund's operating expenses to the extent necessary to limit each Fund's aggregate annual operating expenses to 1.5% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating

                               THE ROCKHAVEN FUND
                      THE ROCKHAVEN PREMIER DIVIDEND FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

expenses. For the period ended March 31, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $48,443 for The Rockhaven Fund and $47,452 for The Rockhaven Premier Dividend Fund; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews each Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually, from each Fund.

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Trust has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds may pay a fee to the Advisor, acting as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of each Fund. The fee is paid to the Distribution Coordinator as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the period ended March 31, 1999, the Funds paid the Distribution Coordinator in the amount of $3,612 for The Rockhaven Fund and $4,086 for The Rockhaven Premier Dividend Fund.

NOTE 5 - SECURITIES TRANSACTIONS

     For the period ended March 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for The Rockhaven Fund, were $1,947,242 and $1,406,078, respectively.

                               THE ROCKHAVEN FUND
                      THE ROCKHAVEN PREMIER DIVIDEND FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

     For the period ended March 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for The Rockhaven Premier Dividend Fund, were $4,344,729 and $2,077,598, respectively.

ADVISOR
Rockhaven Asset Management, LLC
100 First Avenue, Suite 850
Pittsburgh, PA 15222
www.rockhaven.com


DISTRIBUTOR
First Fund Distributors, Inc.
4455 East Camelback Road, Suite 261E
Phoenix, AZ 85018


CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202


TRANSFER AGENT
American Data Services, Inc.
150 Motor Parkway, Suite 109
Hauppauge, NY 11788
888-229-2105


LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA 94104


      This report is intended for  shareholders of the Funds and may not be used
      as  sales   literature   unless  preceded  or  accompanied  by  a  current
      prospectus.

      Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.